SCHEDULE 13G

EXHIBIT B

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned persons hereby agree that reports on Schedule 13G, and amendments thereto, with respect to the Common Stock of Apple Inc. may be filed in a single statement on behalf of each of such persons, and further, each of such persons designates Warren E. Buffett as its agent and Attorney-in-Fact for the purpose of executing any and all Schedule 13G filings required to be made by it with the Securities and Exchange Commission.

Dated: February 14, 2023	/S/ Warren E. Buffett
Warren E. Buffett

Berkshire Hathaway Inc.

Dated: February 14, 2023	/S/ Warren E. Buffett

By: Warren E. Buffett Title: Chairman of the Board

National Indemnity Company

Dated: February 14, 2023	/S/ Marc D. Hamburg

By: Marc D. Hamburg Title: Chairman of the Board

National Fire & Marine Insurance Company

Dated: February 14, 2023	/S/ Marc D. Hamburg

By: Marc D. Hamburg
Title: Chairman of the Board

Columbia Insurance Company

Dated: February 14, 2023	/S/ Marc D. Hamburg

By: Marc D. Hamburg
Title: Chairman of the Board

British Insurance Company of Cayman

Dated: February 14, 2023	/S/ Dale D. Geistkemper

By: Dale D. Geistkemper
Title: Treasurer

Cypress Insurance Company

Dated: February 14, 2023	/S/ Marc D. Hamburg

By: Marc D. Hamburg
Title: Assistant Secretary

Redwood Fire & Casualty Insurance Company

Dated: February 14, 2023	/S/ Marc D. Hamburg

By: Marc D. Hamburg
Title: Assistant Secretary

GEICO Corporation

Dated: February 14, 2023	/S/ Todd A. Combs

By: Todd A. Combs
Title: President

Government Employees Insurance Company

Dated: February 14, 2023	/S/ Todd A. Combs

By: Todd A. Combs
Title: President

The Medical Protective Company

Dated: February 14, 2023	/S/ Anthony A. Bowser

By: Anthony A. Bowser
Title: Treasurer

MedPro Group Inc.

Dated: February 14, 2023	/S/ Anthony A. Bowser

By: Anthony A. Bowser
Title: Treasurer

Berkshire Hathaway Life Insurance Company of Nebraska

Dated: February 14, 2023	/S/ Dale D. Geistkemper

By: Dale D. Geistkemper
Title: Treasurer

Berkshire Hathaway Homestate Insurance Company

Dated: February 14, 2023	/S/ Andrew Linkhart

By: Andrew Linkhart
Title: Treasurer

WestGUARD Insurance Company

Dated: February 14, 2023	/S/ Sy Foguel

By: Sy Foguel
Title: President

Oak River Insurance Company

Dated: February 14, 2023	/S/ Andrew Linkhart

By: Andrew Linkhart
Title: Chief Financial Officer

Old United Casualty Company

Dated: February 14, 2023	/S/ Glen A. Mayer

By: Glen A. Mayer
Title: President

MPP Company, Inc.

Dated: February 14, 2023	/S/ Glen A. Mayer

By: Glen A. Mayer
Title: President

Berkshire Hathaway Direct Insurance Company

Dated: February 14, 2023	/S/ Dale D. Geistkemper

By: Dale D. Geistkemper
Title: Treasurer

Van Enterprises Inc.

Dated: February 14, 2023	/S/ Glen A. Mayer

By: Glen A. Mayer
Title: President

GEICO Casualty Company

Dated: February 14, 2023	/s/ Todd. A Combs

by Todd A. Combs
Title: President

GEICO Advantage Insurance Company

Dated: February 14, 2023	/s/ Todd A. Combs

by Todd A. Combs
Title: President

General Re Corporation

Dated: February 14, 2023	/s/ Michael P. O’Dea

by Michael P. O’Dea
Title: Senior Vice President

General Reinsurance Corporation

Dated: February 14, 2023	/s/ Michael P. O’Dea

by Michael P. O’Dea
Title: Senior Vice President

General Star Indemnity Company

Dated: February 14, 2023	/s/ Edward M. Nosenzo

by Edward M. Nosenzo
Title: Treasurer

GEICO Marine Insurance Company

Dated: February 14, 2023	/s/ Todd A. Combs

by Todd A. Combs
Title: President

Mt. Vernon Fire Insurance Company

Dated: February 14, 2023	/s/ Stephen J. Rivituso

by Stephen J. Rivituso
Title: Senior Vice President

US Underwriters Insurance Company

Dated: February 14, 2023	/s/ Stephen J. Rivituso

by Stephen J. Rivituso
Title: Executive Vice President

United States Liability Insurance Company

Dated: February 14, 2023	/s/ Stephen J. Rivituso

by Stephen J. Rivituso
Title: Senior Vice President

Central States Indemnity Company of Omaha

Dated: February 14, 2023	/s/ Kim Young

by Kim Young
Title: Chief Financial Officer

GEICO Choice Insurance Company

Dated: February 14, 2023	/s/ Todd A. Combs

by Todd A. Combs
Title: President

GEICO Indemnity Company

Dated: February 14, 2023	/s/ Todd A. Combs

by Todd A. Combs
Title: President

GEICO Secure Insurance Company

Dated: February 14, 2023	/s/ Todd A. Combs

by Todd A. Combs
Title: President